UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 1, 2008

Grubb & Ellis Healthcare REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 19, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of Grubb & Ellis Healthcare REIT Advisor, LLC, or our Advisor, entered into an Agreement of Sale, or the Agreement, with TST Tampa Bay, Ltd., TST Overland Park, L.P., TST Largo ASC, Ltd., TST Brandon, Ltd. and TST Lakeland, Ltd., unaffiliated third parties, or collectively the REIT Properties Sellers, for the purchase of that certain ground lease interest in the property commonly known as Largo Medical Arts Center and the purchase of certain real properties commonly known as Doctors Medical Building, West Bay Surgery Center, Brandon Medical Plaza and Central Florida SurgiCenter, located in Florida and Kansas, or collectively Medical Portfolio 1. The Agreement further provides for Triple Net Properties to purchase certain real property commonly known as Condominium Units 100, 200, 300 and 400 of Memorial Healthcare Plaza, located in Florida, which we collectively refer to as the Jacksonville Properties, from TST El Paso Properties, Ltd. and TST Jacksonville II, LLC, unaffiliated third parties, or collectively the Jacksonville Properties Sellers, for a total purchase price of $61,350,000. The purchase price was allocated as follows: $34,350,000 for Medical Portfolio 1 and $27,000,000 for the Jacksonville Properties. The REIT Properties Sellers and the Jacksonville Properties Sellers are collectively referred to as the Sellers.

On January 18, 2008, Triple Net Properties and the Sellers entered into a First Amendment to Agreement of Sale, or the First Amendment. The material terms of the First Amendment added the purchase of a fee simple interest in an approximately 13,000 square foot building that adjoins Brandon Medical Plaza for $2,600,000, which increased the purchase price for Medical Portfolio 1 to $36,950,000 and the total purchase price to $63,950,000.

On February 1, 2008, Triple Net Properties, LandAmerica Financial Group, Inc. and the Sellers entered into a Second Amendment to Agreement of Sale, or the Second Amendment. The material terms of the Second Amendment amended Exhibit D of the Agreement, which pertains to the completion obligations and credits of Medical Portfolio 1.

On February 1, 2008, Triple Net Properties executed an Assignment and Assumption of Agreement of Sale, or the Assignment, to assign its rights, title and interest as the buyer of Medical Portfolio 1 under the Agreement, as amended, to G&E Healthcare REIT Medical Portfolio 1, LLC, or our subsidiary.

The above descriptions of the Agreement, First Amendment, Second Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K.

On February 1, 2008, we acquired Medical Portfolio 1 from the Sellers for a total purchase price of $36,950,000, plus closing costs. We financed the purchase price with a secured loan of $22,000,000 from Wachovia Bank, National Association, or Wachovia, and $16,000,000 in borrowings under a secured revolving line of credit with LaSalle Bank National Association, or LaSalle, and KeyBank National Association, or Key Bank (both the secured loan and the secured revolving line of credit are described in Item 2.03 below). An acquisition fee of $1,109,000, or 3.0% of the purchase price of Medical Portfolio 1, was paid to our Advisor and its affiliate.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

LaSalle Line of Credit

As previously reported in the Current Report on Form 8-K we filed on September 14, 2007, and as further reported in the Current Report on Form 8-K that we filed on December 18, 2007, we entered into a $80,000,000 secured revolving line of credit with LaSalle and KeyBank, or the LaSalle line of credit. On February 1, 2008, we borrowed $16,000,000 under the LaSalle line of credit in connection with the purchase of Medical Portfolio 1.

Wachovia Secured Loan

On February 1, 2008, we, through our subsidiary, entered into a secured loan, or the Medical Portfolio 1 loan, with Wachovia. The Medical Portfolio 1 loan is evidenced by a Loan Agreement, or the Medical Portfolio 1 loan agreement, and a Promissory Note in the principal amount of $22,000,000, or the Medical Portfolio 1 note. The Medical Portfolio 1 note is secured by an Open-End Mortgage, Assignment, Security Agreement and Fixture Filing on each of the Medical Portfolio 1 properties, or the Medical Portfolio 1 mortgages, and a Repayment Guaranty by which we unconditionally and irrevocably guarantee the obligations as listed in the Repayment Guaranty. The loan matures on February 28, 2011. The loan provides for monthly principal and interest payments due on the first day of each calendar month, beginning March 1, 2008. At our option, the loan bears interest at per annum rates equal to: (a) 30-day LIBOR plus 1.68% per annum; or (b) the Prime Rate, as announced by Wachovia from time to time. If any monthly installment that is due is not received by Wachovia on or before the 15th day of each month, the loan provides for a late charge equal to 4.0% of such monthly installment. In the event of a default, the loan also provides for a default interest rate of 4.0% per annum plus the greater of the LIBOR Rate or the Prime Rate. The loan may be prepaid in whole or in part, without paying a prepayment premium. The loan documents contain certain customary representations, warranties, covenants and indemnities.

The material terms of the Medical Portfolio 1 loan are qualified in their entirety by the terms of the Medical Portfolio 1 loan agreement, Medical Portfolio 1 note, Medical Portfolio 1 mortgages, Repayment Guaranty and Environmental Indemnity Agreement attached hereto as Exhibits 10.5 through 10.13 to this Current Report on Form 8-K.

Wachovia Interest Rate Swap

We, through our subsidiary, entered into an interest rate swap agreement, dated February 1, 2008, as amended February 8, 2008, or the ISDA Agreement, with Wachovia, in connection with the Medical Portfolio 1 loan with Wachovia. As noted above, pursuant to the terms of the Medical Portfolio 1 note in favor of Wachovia, the Medical Portfolio 1 loan bears interest, at our option, at a per annum rate equal to either: (a) 30-day LIBOR plus 1.68%; or (b) the Prime Rate, as announced by Wachovia from time to time. As a result of the ISDA Agreement, the Medical Portfolio 1 loan bears interest at an effective fixed rate of 5.26% per annum from February 1, 2008 through January 31, 2011; and provides for monthly interest-only payments due on the first business day of each calendar month commencing on March 3, 2008.

The material terms of the interest rate swap are qualified in their entirety by the terms of the ISDA Agreement attached as Exhibit 10.14 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 7, 2008, we issued a press release announcing the acquisition of Medical Portfolio 1. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Agreement of Sale by and among Triple Net Properties, LLC and TST Overland Park, L.P., TST El Paso Properties, Ltd., TST Jacksonville II, LLC, TST Tampa Bay, Ltd., TST Largo ASC, Ltd., TST Brandon, Ltd. and TST Lakeland, Ltd., dated December 19, 2007

10.2 First Amendment to Agreement of Sale by and among TST Overland Park, L.P., TST El Paso Properties, Ltd., TST Jacksonville II, LLC, TST Tampa Bay, Ltd., TST Largo ASC, Ltd., TST Brandon, Ltd., and TST Lakeland, Ltd. and Triple Net Properties, LLC, dated January 18, 2008

10.3 Second Amendment to Agreement of Sale by and among TST Overland Park, L.P., TST El Paso Properties, Ltd., TST Jacksonville II, LLC, TST Tampa Bay, Ltd., TST Largo ASC, Ltd., TST Brandon, Ltd., TST Lakeland, Ltd., Triple Net Properties, LLC and LandAmerica Financial Group, Inc., dated February 1, 2008

10.4 Assignment and Assumption of Agreement of Sale by and between Triple Net Properties, LLC and G&E Healthcare REIT Medical Portfolio 1, LLC, dated February 1, 2008

10.5 Loan Agreement by and between G&E Healthcare REIT Medical Portfolio 1, LLC and Wachovia Bank, National Association, dated February 1, 2008

10.6 Promissory Note by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008

10.7 Mortgage, Assignment, Security Agreement and Fixture Filing (West Bay) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008

10.8 Mortgage, Assignment, Security Agreement and Fixture Filing (Largo) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008

10.9 Mortgage, Assignment, Security Agreement and Fixture Filing (Central Florida) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008

10.10 Mortgage, Assignment, Security Agreement and Fixture Filing (Brandon) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008

10.11 Mortgage, Assignment, Security Agreement and Fixture Filing (Overland Park) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008

10.12 Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Bank, National Association, dated February 1, 2008

10.13 Environmental Indemnity Agreement by G&E Healthcare REIT Medical Portfolio 1, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Bank, National Association, dated February 1, 2008

10.14 ISDA Interest Rate Swap Agreement by and between Triple Net Properties, LLC and Wachovia Bank, National Association, dated February 1, 2008, as amended on February 6, 2008

99.1 Grubb & Ellis Healthcare REIT, Inc. Press Release, dated February 7, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.

February 7, 2008	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Agreement of Sale by and among Triple Net Properties, LLC and TST Overland Park, L.P., TST El Paso Properties, Ltd., TST Jacksonville II, LLC, TST Tampa Bay, Ltd., TST Largo ASC, Ltd., TST Brandon, Ltd. and TST Lakeland, Ltd., dated December 19, 2007
10.2	First Amendment to Agreement of Sale by and among TST Overland Park, L.P., TST El Paso Properties, Ltd., TST Jacksonville II, LLC, TST Tampa Bay, Ltd., TST Largo ASC, Ltd., TST Brandon, Ltd., and TST Lakeland, Ltd. and Triple Net Properties, LLC, dated January 18, 2008
10.3	Second Amendment to Agreement of Sale by and among TST Overland Park, L.P., TST El Paso Properties, Ltd., TST Jacksonville II, LLC, TST Tampa Bay, Ltd., TST Largo ASC, Ltd., TST Brandon, Ltd., TST Lakeland, Ltd., Triple Net Properties, LLC and LandAmerica Financial Group, Inc., dated February 1, 2008
10.4	Assignment and Assumption of Agreement of Sale by and between Triple Net Properties, LLC and G&E Healthcare REIT Medical Portfolio 1, LLC, dated February 1, 2008
10.5	Loan Agreement by and between G&E Healthcare REIT Medical Portfolio 1, LLC and Wachovia Bank, National Association, dated February 1, 2008
10.6	Promissory Note by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008
10.7	Mortgage, Assignment, Security Agreement and Fixture Filing (West Bay) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008
10.8	Mortgage, Assignment, Security Agreement and Fixture Filing (Largo) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008
10.9	Mortgage, Assignment, Security Agreement and Fixture Filing (Central Florida) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008
10.10	Mortgage, Assignment, Security Agreement and Fixture Filing (Brandon) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008
10.11	Mortgage, Assignment, Security Agreement and Fixture Filing (Overland Park) by G&E Healthcare REIT Medical Portfolio 1, LLC in favor of Wachovia Bank, National Association, dated February 1, 2008
10.12	Repayment Guaranty by Grubb & Ellis Healthcare REIT, Inc. in favor of Wachovia Bank, National Association, dated February 1, 2008
10.13	Environmental Indemnity Agreement by G&E Healthcare REIT Medical Portfolio 1, LLC and Grubb & Ellis Healthcare REIT, Inc. for the benefit of Wachovia Bank, National Association, dated February 1, 2008
10.14	ISDA Interest Rate Swap Agreement by and between Triple Net Properties, LLC and Wachovia Bank, National Association, dated February 1, 2008, as amended on February 6, 2008
99.1	Grubb & Ellis Healthcare REIT, Inc. Press Release, dated February 7, 2008